EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13G to which this joint filing agreement is attached, and any and all amendments thereto, and have duly executed this joint filing agreement as of the date set forth below.

Date: February 14, 2018

Pitango Venture Capital Fund III (USA) L.P.

By:	Pitango VC Fund III General Partner, its General Partner

By:	/s/ Zeev Binman
Name:	Zeev Binman
Title:	Managing Director

By:	/s/ Isaac Hillel
Name:	Isaac Hillel
Title:	Managing Director

Date:	February 14, 2018

Pitango Venture Capital Fund III (USA) Non-Q L.P.

By:	Pitango VC Fund III General Partner, its General Partner

By:	/s/ Zeev Binman
Name:	Zeev Binman
Title:	Managing Director

By:	/s/ Isaac Hillel
Name:	Isaac Hillel
Title:	Managing Director

Date:	February 14, 2018

Pitango Venture Capital Fund III (Israeli Investors) L.P.

By:	Pitango VC Fund III (Israel) General Partner, its General Partner

By:	/s/ Zeev Binman
Name:	Zeev Binman
Title:	Managing Director

By:	/s/ Isaac Hillel
Name:	Isaac Hillel
Title:	Managing Director

Date:	February 14, 2018

Pitango Parallel Investor Fund III (USA) L.P.

By:	Pitango VC Fund III General Partner, its General Partner

By:	/s/ Zeev Binman
Name:	Zeev Binman
Title:	Managing Director

By:	/s/ Isaac Hillel
Name:	Isaac Hillel
Title:	Managing Director

Date:	February 14, 2018

Pitango Principals Fund III (USA) L.P.

By:	Pitango VC Fund III General Partner, its General Partner

By:	/s/ Zeev Binman
Name:	Zeev Binman
Title:	Managing Director

By:	/s/ Isaac Hillel
Name:	Isaac Hillel
Title:	Managing Director

Date:	February 14, 2018

Pitango Venture Capital Fund III Trusts 2000 Ltd.

By:	/s/ Zeev Binman
Name:	Zeev Binman
Title:	Managing Director

By:	/s/ Isaac Hillel
Name:	Isaac Hillel
Title:	Managing Director

Date:	February 14, 2018

Pitango VC Fund III General Partner

By:	/s/ Zeev Binman
Name:	Zeev Binman
Title:	Managing Director

By:	/s/ Isaac Hillel
Name:	Isaac Hillel
Title:	Managing Director

Date:	February 14, 2018